UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2010

VISUAL MANAGEMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-133936	68-0634458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Industrial Way North, Suite C
Toms River, New Jersey 08755
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 281-1355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01	ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT.

On March 8, 2010, Visual Management Systems, Inc.’s digital surveillance product design and manufacturing subsidiary Intelligent Product Development Group, LLC (“iPDG”) entered in to a Master Distributor Agreement (the “Agreement”) with Visual Management Systems Dealer Group, LLC, of Lafayette, Louisiana (“Dealer Group”), an unrelated security systems distributor. The Agreement called for Dealer Group to market and sell various iPDG product lines including the company’s TrueHybrid SP™, and its Flex TH-Touch and Flex TH-Go series of digital, network, hybrid and wireless video surveillance solutions. The two-year Agreement included terms governing marketing coordination and technical training, and called for an initial quarterly minimum purchase by Dealer Group, LLC of $750,000 in consideration of the pricing offered to Dealer Group by iPDG, but granted no territorial exclusivity.

On April 16, 2010 an Amendment to Master Distributor Agreement (the “Amendment”) was entered into between iPDG and Dealer Group, amending the Agreement to provide Dealer Group an exclusive right to market iPDG’s products throughout the United States. As part of the Amendment all existing Visual Management Systems, Inc. customer relationships (or those of its subsidiaries and affiliates) are exempted from the exclusive. iPDG retains the right to sell to those customers at its sole discretion. In consideration for entering into the amendment, the quarterly minimum purchase Dealer Group is obligated to place with iPDG was increased from $750,000 to $1,000,0000, and Dealer Group agreed to place orders with IPDG of no less than $2,000,000, at least $300,000 of which would be made upon execution, the remainder to be paid for in no more than 180 days following the execution date of the Amendment. This $2,000,000 order shall satisfy the first two quarters of the Amendment’s quarterly minimum purchase requirement. Failure of Dealer Group to fulfill the minimum quarterly purchase requirements will result in an adjustment of pricing and loss of exclusivity.

The descriptions of the Agreement and the Amendment set forth above are qualified in their entirety by reference to the copies of such documents filed as Exhibits 10.23 and 10.24 hereto.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits:

EXHIBIT NO	DESCRIPTION

10.23	INTELLIGENT PRODUCT DEVELOPMENT GROUP AUTHORIZED MASTER DISTRIBUTOR AGREEMENT

10.24	AMENDMENT TO MASTER DISTRIBUTOR AGREEMENT

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Visual Management Systems, Inc.
(Registrant)

By:	/s/ Jason Gonzalez

Name:	Jason Gonzalez
Title:	President and Chief Executive Officer

Dated: April 23, 2010